Exhibit 99.1

Dinesh V. Patel, PhD President & CEO August 06, 2018 Conference Call CONFIDENTIAL

PTG-100: Oral, α4β7-specific, GI-restricted, Targeted Therapy for IBD

Phase 2b PROPEL Study in Ulcerative Colitis Patients

- Randomized, double-blind, placebo-controlled adaptive parallel design
  - 12 week induction study, q.d. dosing



Moderate to severe active UC
n ~260, ~100 sites
Pre-interim
n = 65
Placebo
150 mg QD
300 mg QD
900 mg QD
Interim Analysis
Post-interim
n ~175-195
Placebo
Dose A
and/or
Dose B

- Futile outcome declared by independent DMC in late March 2018 based on pre-specified criteria of primary end point of clinical remission
  1. Trial discontinued
  2. No safety concerns noted
  3. Unusually high placebo observed
  4. Comprehensive data review completion and Go/No-go decision by Q3

Protagonist Therapeutics
2

Human Error in Endoscopy Reads from CRO led to Unusually High Placebo Effect 3 Ruled out operational misconduct or trial design issues as contributing factors to futility Identified central endoscopy read issues early on in the process Interim analysis reads by CRO (n=65) Unusually high placebo remitters (4/17, 23.5%); historic norm is ~6% Technical errors in endoscopy scoring All 4 initial placebo remitters were by a single reader Re-read by CRO lead reader/trainer confirmed the errors by original reader in both placebo and treatment arms Re-read found 2/17 (11.7%) placebo remitters; this indicated non-futile outcome Dialog with numerous KOLs and recommendation to conduct totally blinded and independent re-reads with a new CRO (Robarts Clinical Trials)

PTG-100 has Signals of Clinical Efficacy and Merits further Development 4 Blinded re-read of full dataset (n=83) by independent CRO (Robarts) Placebo in sync with historic norms (1/21, 4.8%) Clinical efficacy comparable to other competitive IBD drugs (9-16%) Histopathology and PD biomarker analysis Histopath correlations with endoscopy responses and clinical remissions PD biomarkers illustrate dose dependent target engagement PTG-100 merits further clinical development in UC

Re-analysis based on Robarts Endoscopy Re-Reads (n = 83) 5 Dataset Summary Placebo rates decrease to ‘historical norms’ 900 mg q.d. shows signals of clinical efficacy Similar to historical norms of efficacy for IBD drugs (next slide) Blinded endoscopy re-reads on complete data set by Robarts Criteria Placebo 150 mg 300 mg 900 mg # Patients 21 22 21 19 Clinical Remission 1 (4.8%) 2 (9.1%) 2 (9.5%) 3 (15.8%) Endoscopy Response 1 (4.8%) 2 (9.1%) 3 (14.3%) 3 (15.8%)

PTG-100 Efficacy Similar to Other IBD Targeted Therapy Drugs 6 *Anti-MadCam mAb No central read endoscopy (Entyvio) a4b7 integrin Oral/S1P1 Oral/JAK N= 905 234 132 65 81 43 284 73 225 149 19 21 Injectable Oral Injectable a4b7/aEb7 Injectable MAdCAM 900 mg qd

PTG-100 Phase 2 PROPEL Study A human error in endoscopy reads led to a futile outcome PTG-100 shows signals of clinical efficacy in UC patients Robarts endoscopy re-reads Histopath and PD data Current data warrants further clinical development of PTG-100 7 Final Interim Analysis Conclusions

PTG-100 Recommended for Further Clinical Development Further development encouraged by Protagonist, KOLs, and Investors Request an FDA meeting to discuss a Phase 2/3 study Present key findings from Ph 2 PROPEL study at a medical conference 8 Next Steps Stage 1 N = 83 Stage 2 N = 160-180 Ph 2A Ph 2B discontinued Revised interim Go-decision ✔ Next Clinical Trial Design Phase 2b/3 registrational study pending FDA discussion Propel Ph 2 UC Trial

PTG-100

Oral, α4β7-specific, GI-restricted, Targeted Therapy for IBD

Oral
- Oral, once daily, needle-free, targeted therapy
- Offers better convenience and compliance


Vs.

Specific
- IBD specific mechanism: α4β7 integrin
- Proven mechanism: mAb Entyvio approved in 2014

Safe
- GI localized MOA: α4β7-integrin & MAdCAM -1
- GI-restricted drug with minimal blood exposure (<1%), potentially minimizing toxicity risks

Novel
- PTG-100 is the only oral, α4β7-integrin specific drug in clinical development
- Transformative oral targeted therapy treatment paradigm

Therapy
- Mono oral targeted therapy
- Combo therapy with other oral IBD drugs

Protagonist Therapeutics

9

Corporate Update
2018

Protagonist's Peptide Assets

- **PTG-100:**
  1. Ph2b UC interim → *Futile* Q1
  2. Comprehensive data review completed; recommended for further development Q3
- **PTG-200:** *Janssen*
  3. Ph1 completion 2H
  4. Ph2 IND filing for Crohn's disease Q4
- **PTG-300:**
  5. Ph2 β-Thalassemia initiation Q4

Proprietary Peptide Technology Platform

- Recent financing reflects investor confidence and provides funding through mid-2020.

Protagonist Therapeutics
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